Exhibit 99.1

Leidos Security Enterprise Solutions and Analogic close deal to strengthen global security screening capabilities

RESTON, Va. (Oct. 5, 2026) – Leidos (NYSE: LDOS) and investment firm Altaris have completed their previously announced transaction to form a scaled U.S.-based joint venture (JV) for advancing security screening at airports, borders and critical infrastructure worldwide.

Operating under the Analogic brand, the new company combines complementary security screening technologies, engineering expertise and advanced manufacturing capabilities. Leidos will retain a significant minority ownership stake in the company, maintaining its interests in a critical national security market.

“This JV creates an American innovator with the technology, talent and scale to address rapidly evolving global security screening needs,” said Leidos Chief Executive Officer Tom Bell. “Its launch also sharpens our focus on the growth engines driving our NorthStar 2030 strategy.”

In parallel with the mission of the Analogic JV, Leidos will continue its work across the broader aviation ecosystem, including modernizing airports and air traffic systems to help move people safely and efficiently around the world.

“The strategic combination of these two businesses into one reinforces our commitment to the important national security missions and markets we serve,” Bell said.

About Leidos

Leidos is an industry and technology leader serving government and commercial customers with smarter, more efficient digital and mission innovations. Headquartered in Reston, Virginia, with approximately 50,000 global employees, Leidos reported annual revenues of approximately $17.2 billion for the fiscal year ended January 2, 2026. For more information, visit www.leidos.com.

About Analogic

Analogic, headquartered in Salem, NH, is a global provider of advanced imaging, detection, automation, and power technology solutions. The company designs, develops, manufactures, and supports a comprehensive portfolio of solutions for aviation security, ports and borders, critical infrastructure, healthcare, and industrial markets worldwide. Backed by decades of innovation and a global installed base, Analogic combines advanced imaging, artificial intelligence, precision power, automation, and lifecycle support capabilities to help customers meet evolving operational and regulatory requirements. For more information, visit www.analogic.com.

About Altaris

Altaris is an investment firm with an exclusive focus on acquiring and building companies in the healthcare industry. Since its inception in 2003, Altaris has invested in more than 50 companies across a range of healthcare subsectors, with a consistent goal of delivering value to the healthcare system and generating attractive financial returns for investors. Altaris is headquartered in New York City and manages $9+ billion of equity capital. For more information, visit www.altariscap.com.

Certain statements in this release contain or are based on “forward-looking” information within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect our belief and assumptions as to future events that may not prove to be accurate. Actual performance and results may differ materially from those results anticipated by our guidance and other forward-looking statements made in this release depending on a variety of factors, including, but not limited to: the future operational and financial performance of the new joint venture company; the ability of the new joint venture company to successfully integrate the SES business and Analogic at all or otherwise in accordance with any anticipated timeline; the ability of the new joint venture company to service its indebtedness; developments in the U.S. government defense and non-defense budgets, including budget reductions, sequestration, implementation of spending limits or changes in budgetary priorities, future delays in the U.S. government budget process, or the U.S. government’s failure to raise the debt ceiling, which increases the possibility of a default by the U.S. government on its debt obligations, related credit-rating downgrades, or an economic recession; uncertainties in tax due to new tax legislation or other regulatory developments; deterioration of economic conditions or weakening in credit or capital markets; uncertainty in the consequences of current and future geopolitical events; inflationary pressures and fluctuations in interest rates; delays in the U.S. government contract procurement process or the award of contracts and delays or loss of contracts as a result of competitor protests; changes in U.S. government procurement rules, regulations and practices; our compliance with various U.S. government and other government procurement rules and regulations; governmental reviews, audits and investigations of our company; our ability to effectively compete and win contracts with the U.S. government and other customers; our ability to respond rapidly to emerging technology trends, including the use of artificial intelligence; our reliance on information technology spending by hospitals/healthcare organizations; our reliance on infrastructure investments by industrial and natural resources organizations; energy efficiency and alternative energy sourcing investments; investments by U.S. government and commercial organizations in environmental impact and remediation projects; the effects of an epidemic, pandemic or similar outbreak may have on our business, financial position, results of operations and/or cash flows; our ability to attract, train and retain skilled employees, including our management team, and to obtain security clearances for our employees; our ability to accurately estimate costs, including cost increases due to inflation, associated with our firm-fixed-price contracts and other contracts; resolution of legal and other disputes with our customers and others or legal or regulatory compliance issues; cybersecurity, data security or other security threats, system failures or other disruptions of our business; our compliance with international, federal, state and local laws and regulations regarding privacy, data security, protection, storage, retention, transfer, disposal and other processing, technology protection and personal information; the damage and disruption to our business resulting from natural disasters and the effects of climate change; our ability to effectively acquire businesses and make investments; our ability to maintain relationships with prime contractors, subcontractors and joint venture partners; our ability to manage performance and other risks related to customer contracts; the failure of our inspection or detection systems to detect threats; the adequacy of our insurance programs, customer indemnifications or other liability protections designed to protect us from significant product or other liability claims, including cybersecurity attacks; our ability to manage risks associated with our international business; our ability to comply with the U.S. Foreign Corrupt Practices Act, the U.K. Bribery Act of 2010 and similar worldwide anti-corruption and anti-bribery laws and regulations; our ability to protect our intellectual property and other proprietary rights by third parties of infringement, misappropriation or other violations by us of their intellectual property rights; our ability to prevail in litigation brought by third parties of infringement, misappropriation or other violations by us of their intellectual property rights; our ability to declare or increase future dividends based on our earnings, financial condition, capital requirements and other factors, including compliance with applicable law and our agreements; our ability to grow our commercial health and infrastructure businesses, which could be negatively affected by budgetary constraints faced by hospitals and by developers of energy and infrastructure projects; our ability to successfully integrate acquired businesses; and our ability to execute our business plan and long-term management initiatives effectively and to overcome these and other known and unknown risks described in our Securities and Exchange Commission filings.

Media Contact:

Victor Melara

Senior Media Relations Manager

703.431.4612

victor.a.melara@leidos.com